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                                                                Exhibit 10.12

                           PACKARD BIOSCIENCE COMPANY
                              NON-EMPLOYEE DIRECTOR
                            OPTION COMPENSATION PLAN

                  SECTION 1.        PURPOSE

                  The purposes of the Plan are to assist the Company in (a) promoting a greater identity of interests between the Company's non-employee directors and its stockholders, and (b) attracting and retaining non-employee directors by affording them an opportunity to share in the future successes of the Company.

                  SECTION 2.        DEFINITIONS

                  "AFFILIATE" shall mean, as to any Person, any other Person which, directly or indirectly, is in control of, is controlled by, or is under common control with, such Person. As used in this Plan, the term "control" (including, with correlative meanings, the terms "controlled by" and "under common control with"), as applied to any Person, means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities or other ownership interest, by contract or otherwise.

                  "BOARD" shall mean the Board of Directors of the Company.

                  "BUSINESS COMBINATION" shall have the meaning set forth in
Section 11(b).

                  "CHANGE IN CONTROL" shall have the meaning set forth in
Section 9.

                  "CODE" shall mean the Internal Revenue Code of 1986, as amended from time to time, and the rules and regulations thereunder.

                  "COMMITTEE" shall have the meaning set forth in Section 5.

                  "COMMON STOCK" shall mean the common stock, $0.002 par value, of the Company.

                  "COMPANY" shall mean Packard BioScience Company, a Delaware corporation.

                  "EFFECTIVE DATE" shall have the meaning set forth in
Section 12.

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                  "EXCHANGE ACT" shall mean the Securities Exchange Act of
1934, as amended.

                  "FAIR MARKET VALUE" of a share of Common Stock shall mean, as of any given date, the closing price of the Common Stock on the composite transaction tape of the New York Stock Exchange on such date or, if there are no reported sales on such date, on the last day prior to such date on which there were sales of the Common Stock on the New York Stock Exchange or, if the Common Stock is not listed on such exchange, on any other national securities exchange on which the Common Stock is listed or on the Nasdaq Stock Market. If there is no regular public trading market for such Common Stock, the Fair Market Value of the Common Stock shall be determined by the Committee in good faith.

                  "INCUMBENT BOARD" shall have the meaning set forth in
Section 9(b).

                  "INITIAL GRANT" shall have the meaning set forth in Section 6(a).

                  "IPO" shall mean the Company's initial public offering of Common Stock pursuant to a registration statement under the Securities Act of 1933, as amended.

                  "NON-EMPLOYEE DIRECTOR" shall mean each member of the Board who is neither an employee of the Company nor of Stonington or an Affiliate of Stonington.

                  "OUTSTANDING COMPANY COMMON STOCK" shall have the meaning set forth in Section 9(b).

                  "OUTSTANDING COMMON VOTING POWER" shall have the meaning set forth in Section 9(b).

                  "PERSON" shall have the meaning set forth in Section 9(b).

                  "PLAN" shall mean this Packard BioScience Company Non-Employee Director Option Compensation Plan.

                  "RETIREMENT" shall mean the retirement by a Non-Employee Director from the Board in accordance with any stated policy of the Company on retirement by members of the Board, or, if there is no such policy, as determined by the Committee.


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                  "STOCK OPTION" shall mean a non-qualified stock option
awarded to a Non-Employee Director pursuant to Section 6.

                  "STONINGTON" shall mean Stonington Capital Appreciation 1994 Fund, L.P.

                  "STONINGTON AFFILIATES" shall have the meaning set forth in
Section 9(b).

                  SECTION 3.        ELIGIBILITY

                  Each Non-Employee Director shall be eligible to participate in the Plan. Any Non-Employee Director who becomes an employee of the Company or of Stonington or an Affiliate of Stonington shall not thereafter be entitled to additional Stock Options under the Plan, but shall retain all existing Stock Options pursuant to the terms of the Plan.

                  SECTION 4.        SHARES SUBJECT TO THE PLAN

                  The maximum number of shares of Common Stock which shall be reserved and available for use under the Plan shall be 200,000 subject to adjustment pursuant to Section 13 hereunder. The shares issued under the Plan may be authorized and unissued shares or may be treasury shares or both.

                  If any Stock Option is forfeited or repurchased by the Company for cash, or terminates, expires or lapses without being exercised, the shares of Common Stock subject to such Stock Option shall again be available for distribution in connection with grants awarded under the Plan.

                  SECTION 5.        ADMINISTRATION

                  The Plan shall be administered by the Board or any committee thereof so designated by the Board (the "Committee"), which shall have full authority to construe and interpret the Plan, to establish, amend and rescind rules and regulations relating to the Plan, and to take all such actions and make all such determinations in connection with the Plan as it may deem necessary or desirable.


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                  SECTION 6.        STOCK OPTIONS

                  (a) INITIAL GRANT. Effective as of the Effective Date, each Non-Employee Director shall be granted a Stock Option to purchase 15,000 shares of Common Stock (the "Initial Grant"). The option price per share for the Initial Grant shall be the initial public offering price pursuant to the IPO.

                  (b) SUBSEQUENT GRANTS. Each person who first becomes a Non-Employee Director after the IPO shall be granted a Stock Option to purchase 15,000 shares of Common Stock as of the date such person is elected or appointed to the Board; PROVIDED, that no such grant shall be made to a Non-Employee Director who received an option grant under the Company's 2000 Stock Incentive Plan during the two-year period immediately preceding such election or appointment to the Board.

                  (c) REELECTION GRANTS. A Stock Option to purchase 15,000 shares of Common Stock shall be granted to each Non-Employee Director automatically on the first business day following his or her reelection at the Company's Annual Meeting of stockholders for such year, PROVIDED, that at such time such person is a Non-Employee Director. Grants under this Section 6(c) shall be in addition to any grants of Stock Options under Section 6(a) or 6(b).

                  (d) OPTION PRICE. Stock Options granted under Section 6(b) or 6(c) shall be exercisable at a price per share equal to Fair Market Value on the grant date.

                  (e) EXERCISABILITY. Each Stock Option shall vest and become exercisable in equal installments on each of the first three anniversaries of the grant date. In the event a Non-Employee Director's membership on the Board terminates before a Stock Option has vested (whether by reason of death, disability, Retirement, removal from office or otherwise), then any such unvested Stock Option granted to such Non-Employee Director shall be canceled and the Non-Employee Director shall have no further right or interest in such forfeited Stock Option.

                  (f) TERMINATION. Each vested Stock Option shall remain outstanding until the tenth anniversary of the date of grant; PROVIDED, that in the event a Non-Employee Director's membership on the Board terminates (other than for "cause" as described in Section 10), any vested Stock Option then held by the Non-Employee Director shall terminate one year after such termination of Board membership to the extent it is not sooner exercised.


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                  SECTION 7.        TRANSFERABILITY

                  No Stock Option shall be transferable by a Non-Employee Director other than (a) by will or by the laws of descent and distribution,
(b) in the Committee's discretion, pursuant to a written beneficiary designation or (c) in the Committee's discretion, pursuant to a transfer to such Non-Employee Director's immediate family, whether directly or indirectly, by means of a trust, partnership, limited liability company or otherwise. For purposes of this Section 7, "immediate family" shall mean, except as otherwise defined by the Committee, any child, sibling, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, sister-in-law or brother-in-law, including adoptive relationships, of the Non-Employee Director. Such permitted transferees may transfer a Stock Option only by will or by the laws of descent and distribution. All Stock Options shall be exercisable, subject to the terms of this Plan, only by the optionee, guardian, legal representative or beneficiary of the optionee, or permitted transferee, it being understood that the terms "holder" and "optionee" include any such guardian, legal representative, beneficiary, or transferee, except where the context requires otherwise.

                  SECTION 8.       AMENDMENT AND TERMINATION

                  The Board may amend, alter, or discontinue the Plan, but no amendment, alteration or discontinuation shall be made which would impair the rights of a Non-Employee Director or former Non-Employee Director under any Stock Option theretofore granted without such Non-Employee Director's or former Non-Employee Director's consent. In addition, no such amendment shall be made without the approval of the Company's stockholders to the extent such approval is required by applicable law or stock exchange rule.

                  The Board or the Committee may amend the terms of any Stock Option theretofore granted, prospectively or retroactively, but no such amendment shall impair the rights of the holder of such Stock Option without the holder's consent.

                  Notwithstanding the foregoing, the Board shall have authority to amend the Plan to take into account changes in law and tax and accounting rules as well as other developments, and to grant Stock Options which qualify for beneficial treatment under such rules without stockholder approval.

                  SECTION 9.       EFFECT OF CHANGE IN CONTROL

                  (a) Notwithstanding any other provision of the Plan to the contrary, in the event of a Change in Control, any Stock Options outstanding and not then exercisable or vested as of the date such Change in Control is determined to have occurred shall become fully exercisable and vested to the full extent of the original grant.


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                  (b) For the purposes of this Plan, "Change in Control"
shall mean the happening of any of the following events:

                          (i) the acquisition by any individual, entity or
group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange
Act) (a "Person") of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of both (A) 30% or more of either (1) the then outstanding shares of common stock of the Company (the "Outstanding Company Common Stock") or (2) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the "Outstanding Company Voting Power") and (B) more than both the Outstanding Company Common Stock and the Outstanding Company Voting Power owned or controlled directly or indirectly by Stonington and/or its Affiliates (collectively, the "Stonington Affiliates"); PROVIDED, HOWEVER, that for purposes of this subsection (i), the following acquisitions shall not constitute a Change in Control: (1) any acquisition directly from the Company, (2) any acquisition by the Company, (3) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company or (4) any acquisition by any corporation pursuant to a transaction which complies with clauses (1),
(2) and (3) of subsection (iii) of this Section 9(b); or

                          (ii) individuals who, as of the effective date of
the Plan, constitute the Board (the "Incumbent Board") cease for any reason not to constitute at least a majority of the Board; PROVIDED, HOWEVER, that any individual becoming a director subsequent to the effective date of the Plan whose election, or nomination for election by the Company's stockholders, was approved by the Stonington Affiliates at a time when such entities controlled at least a majority of the Outstanding Company Voting Power or by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board; or

                          (iii) consummation of a reorganization, merger or
consolidation or sale or other disposition of all or substantially all of the assets of the Company (a "Business Combination"), in each case, unless, following such Business Combination: (1) all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Company Common Stock and Outstanding Company Voting Power immediately prior to such Business Combination beneficially own, directly or indirectly, more than 50% of, respectively, the then outstanding shares of common stock and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such Business Combination (including, without limitation, a corporation which as a result of such transaction owns the Company or all or substantially all of the Company's assets either directly or through one or more Subsidiaries), (2) in the event that the Stonington Affiliates do not own or control at least 50% of the Outstanding Company Voting Power upon the consummation of the Business


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Combination, no Person (excluding any employee benefit plan (or related trust) of the Company or such corporation resulting from such Business Combination) beneficially owns, directly or indirectly, 20% or more of, respectively, the then outstanding shares of common stock of the corporation resulting from such Business Combination or the combined voting power of the then outstanding voting securities of such corporation (and such amount exceeds the amount owned or controlled by the Stonington Affiliates) except to the extent that such person had such ownership of the Outstanding Company Common Stock or Outstanding Company Voting Power immediately prior to the Business Combination, and (3) at least a majority of the members of the board of directors of the corporation resulting from such Business Combination were members of the Incumbent Board at the time of the execution of the initial agreement, or of the action of the Board, providing for such Business Combination; or

                          (iv) the approval by the shareholders of the
Company of a complete liquidation or dissolution of the Company.

                  SECTION 10.       EFFECT OF TERMINATION FOR CAUSE

                  If a Non-Employee Director experiences a termination of membership on the Board for cause, such Non-Employee Director's Stock Options shall be automatically canceled immediately. Unless otherwise determined by the Board, for purposes of the Plan "cause" shall mean (a) the conviction of the Non-Employee Director for commission of a felony under Federal law or the law in the state in which such action occurred, or (b) dishonesty in the course of fulfilling the Non-Employee Director's duties as a director.

                  SECTION 11.       ADJUSTMENTS UPON CHANGES IN CAPITALIZATION

                  In the event of any change in corporate capitalization, such as a stock split or an extraordinary corporate transaction, such as any merger, consolidation, separation, including a spin-off, or other distribution of stock or property of the Company, any reorganization (whether or not such reorganization comes within the definition of such term in
Section 368 of the Code) or any partial or complete liquidation of the Company, the Committee or Board may make such substitution or adjustments to reflect such change or transaction in the aggregate number and class of shares reserved for issuance under the Plan, and the number and kind of shares subject to Stock Options, and such other equitable substitutions or adjustments, in each case, as it may determine to be appropriate in its sole discretion; PROVIDED, HOWEVER, that the number of shares subject to any Stock Option shall always be a whole number.

                  SECTION 12.       EFFECTIVENESS OF PLAN

                  The Plan shall become effective upon the date the registration statement filed by the Company and under the Securities Act of 1933, as amended, for the IPO is declared effective (the "Effective Date").


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                  SECTION 13.       DURATION OF PLAN

                  Unless earlier terminated pursuant to Section 8 hereof, this Plan shall automatically terminate on, and no grants may be made after, the tenth anniversary of the Effective Date of the Plan, except with respect to the exercise of outstanding Stock Options.

                  SECTION 14.       PRO RATA GRANTS

                  Notwithstanding anything in the Plan to the contrary, in the event that, on any particular date, the number of shares of Common Stock available for grants of Stock Options under the Plan is insufficient to make all such automatic grants, then all Non-Employee Directors entitled to a grant of Stock Options on such date shall share ratably in the number of Stock Options available for grant under the Plan. The Committee shall determine any additional appropriate action to be taken in the event the number of shares of Common Stock available for the grant of Stock Options on any particular date is insufficient to accommodate all automatic grants.

                  SECTION 15.       GOVERNING LAW

                  The Plan and all Stock Options granted and actions taken thereunder shall be governed by and construed in accordance with the laws of the State of Delaware, without reference to principles of conflict of laws.

                  SECTION 16.       UNFUNDED PLAN

                  The Plan is intended to constitute an unfunded plan for incentive compensation of Directors. The Committee may authorize the creation of trusts or other arrangements to meet the obligations created under the Plan to deliver Common Stock or make payments, so long as the existence of such trusts or other arrangements is consistent with the unfunded status of the Plan.

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